UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 18, 2021
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Markel Corporation
(Exact name of registrant as specified in its charter)
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Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On and effective as of August 18, 2021, the Board of Directors (the Board) of Markel Corporation (the Company) approved the transition of the functions, duties and responsibilities of the Company's principal accounting officer (as set forth by rules adopted under the Securities Exchange Act of 1934) relating to the Company's accounting operations and certain attendant periodic reporting obligations, as well as the designation of the Company’s principal accounting officer, from Jeremy A. Noble, the Company’s Senior Vice President and Chief Financial Officer, to Brian J. Costanzo, the Company's Chief Accounting Officer and Controller. Mr. Noble will continue to serve as the Company's principal financial officer.
Mr. Costanzo, age 43, has approximately 20 years of accounting, finance and tax experience in the insurance and financial services industries, and has served as the Company's Chief Accounting Officer and Controller since June 28, 2021. Prior to that, Mr. Costanzo served as the Company's Controller from November 2019 to June 2021 and Segment Controller - U.S. Insurance from March 2014 to November 2019.
Under the terms of his employment, Mr. Costanzo:
•will receive an annual base salary of $260,000, subject to annual review;
•will be eligible for an annual cash incentive award under the Company's annual incentive program, having a target potential of 75% of his bonusable compensation; and
•will be eligible for an annual equity incentive award, payable in restricted stock units, under the Company's 2016 Equity Incentive Plan, subject to performance criteria approved by the Board's Compensation Committee, having a target potential of 50% of his bonusable compensation.
Mr. Costanzo has no direct or indirect material interest in any transaction required to be disclosed under Item 404(a) of Regulation S-K of the Securities Exchange Act of 1934, nor are any such transactions currently proposed. There are no family relationships between Mr. Costanzo and any director or executive officer of the Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

August 20, 2021	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary
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